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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 August 1, 1995



                           MORGAN STANLEY GROUP INC.

             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-9085                 13-2838811

(State or other jurisdiction    (Commission File       (I.R.S. Employer
 of incorporation)                 Number)            Identification Number)


             1251 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020 (Address of principal executive offices including zip code)


                                 (212) 703-4000
                         (Registrant's telephone number
                             including area code)
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ITEM 5.  OTHER EVENTS
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     Attached and incorporated herein by reference as Exhibit 4 is the Capital
Unit Agreement, dated as of August 1, 1995 (the "Capital Unit Agreement"), among Morgan Stanley Group Inc. (the "Company"), Morgan Stanley Finance plc ("MS plc"), Chemical Bank, as Agent and Book-Entry Unit Depositary under the Capital Unit Agreement and as Trustee under the Indenture, dated as of November 15, 1993, and the holders from time to time of the Capital Units described therein.




ITEM 7(C).  EXHIBITS
- ----------  --------

     4. Capital Unit Agreement, dated as of August 1, 1995, among the Company, MS plc, Chemical Bank and the holders from time to time of the Capital Units described therein.

     23.1  Consent of Shearman & Sterling.

     23.2  Consent of Linklaters & Paines.


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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MORGAN STANLEY GROUP INC.
                                                     (Registrant)



Date:  August 1, 1995                            By: /s/ Ralph L.Pellecchio
                                                    ____________________________
                                                    Ralph L.Pellecchio
                                                    Assistant Secretary
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                                 EXHIBIT INDEX

Exhibit
Number    Description
- ------    -----------

4 Capital Unit Agreement, dated as of August 1, 1995, among the Company, MS plc, Chemical Bank and the holders from time to time of the Capital Units described therein.

23.1      Consent of Shearman & Sterling.

23.2      Consent of Linklaters & Paines.